Exhibit 10.6

SECOND Amendment to Master Repurchase Agreement

This SECOND Amendment to Master Repurchase Agreement (this “Amendment”), dated as of May 6, 2025, is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as purchaser (“Purchaser”), and FCR DC GS SELLER III LLC, a Delaware limited liability company, as seller (“Seller”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser have entered into that certain Master Repurchase Agreement, dated as of October 11, 2024, as amended by that certain First Amendment to Fee Letter and Guaranty, dated as of March 18, 2025, and as amended by at certain First Amendment to Master Repurchase Agreement, dated as of December 18, 2024 (as amended by this Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”);

WHEREAS, Fortress Credit Realty Income Trust, a Maryland statutory trust (the “Guarantor”), is the Guarantor under the Guaranty, dated as of October 11, 2024, and as amended by at certain First Amendment to Guaranty, dated as of May 6, 2025 (and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”);

WHEREAS, that certain First Amendment to Fee Letter and Guaranty, dated as of March 18, 2025, among Seller, Guarantor and Purchaser is hereby amended, restated replaced in its entirety by this Amendment, the First Amendment to Fee Letter, dated of the date hereof, between Seller and Purchaser, and the First Amendment to Guaranty, dated of the date hereof, by and among Guarantor, Seller and Purchaser; and

WHEREAS, Seller and Purchaser wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1.
Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:
(a)
The following definitions in Article 2 of the Master Repurchase Agreement are hereby amended and restated in their entirety as follows:

““Maximum Facility Purchase Price” shall mean, as of any date of determination, $750,000,000.00 in the aggregate with respect to the aggregate outstanding Purchase Price of all Purchased Assets subject to Transactions hereunder and Limited Crossed Purchase Price under any Limited Crossed Repurchase Agreement; provided, that the aggregate outstanding Purchase Price of all Purchased Asset subject to Transactions hereunder shall in no event exceed $100,000,000.00; and provided, further, that the Maximum Facility Purchase Price shall upon the commencement of the Amortization Extension Period (if any) be automatically reduced to the sum of (a) the aggregate outstanding Purchase Price of all Purchased Assets subject to a Transaction hereunder and Limited Crossed Purchase Price under any Limited Crossed Repurchase Agreement, in each case, as of such date plus (b) the amount of any future advances eligible to be funded by Purchaser pursuant to Article 3(h) (Future Advances) hereof and any Limited Crossed Repurchase Agreement.”

2.
Effectiveness. The effectiveness of this Amendment is subject to receipt by Purchaser of the following:
(a)
Amendment. This Amendment, duly executed and delivered by Seller and Guarantor.
(b)
Fees. Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Purchaser, incurred by Purchaser in connection with this Amendment and the transactions contemplated hereby.
3.
Seller Representations. Seller hereby represents and warrants that:
(a)
no Default, Event of Default or Margin Deficit has occurred and is continuing after giving effect to this Amendment, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment; and
(b)
the representations and warranties made by Seller, Pledgor and Guarantor in the Transaction Documents are true, correct and accurate in all material respects after giving effect to this Amendment (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Purchaser in a Requested Exceptions Report prior to such date and approved by Purchaser);
(c)
no amendments have been made to the organizational documents of Seller or Pledgor since October 11, 2024;
(d)
the person signing this Amendment on behalf of Seller is duly authorized to do so on its behalf.
4.
Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement.
5.
Continuing Effect; Reaffirmation of Guaranty. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Purchaser (including, without limitation, the Guaranty) and agreements subordinating rights and liens to the rights and liens of Purchaser, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Purchaser, and each party subordinating any right or lien to the rights and liens of Purchaser, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.
6.
Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of such counterparts when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used in this Amendment or in any other Transaction Document, certificate, agreement or document related to this Amendment shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) and other electronic signatures (including, without limitation, any electronic sound, symbol or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. The parties hereto agree that this Amendment may be signed with a signature stamp. The parties hereto agree that any signatures made with a signature stamp appearing on any Transaction Document are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.
7.
Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Purchaser and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
8.
Governing Law. The provisions of Articles 20 and 25 of the Master Repurchase Agreement are incorporated herein by reference.
9.
Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
10.
References to Transaction Documents. All references to the Master Repurchase Agreement or in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement, as amended hereby, unless the context expressly requires otherwise.
11.
No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Purchaser under the Master Repurchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement or any other Transaction Document by any of the parties hereto.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

PURCHASER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By: /s/ Alex Spitzer

Name: Alex Spitzer

Title: Authorized Person

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[GS/FCR DC JV – Second Amendment to Second Amendment to MRA]

SELLER:

FCR DC GS SELLER III LLC, a Delaware limited liability company

By: /s/ Avraham Dreyfuss

Name: Avraham Dreyfuss

Title: Chief Financial Officer

[GS/FCR DC JV – Second Amendment to Second Amendment to MRA]

The undersigned hereby acknowledges the execution of the Amendment and agrees that the Guaranty and agreements therein subordinating rights and liens to the rights and liens of Purchaser, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Purchaser therein, and each party subordinating any right or lien to the rights and liens of Purchaser, therein, hereby acknowledges the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. In addition, the undersigned reaffirms its obligations under the Guaranty and agrees that its obligations under the Guaranty shall remain in full force and effect and apply to the additional components referenced in this Amendment.

GUARANTOR:

FORTRESS CREDIT REALTY INCOME TRUST,
a Maryland statutory trust

By: /s/ Avraham Dreyfuss__________________________
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[GS/FCR DC JV – Second Amendment to Second Amendment to MRA]